Exhibit 99.1

June 2013

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for Agency RMBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between Agency RMBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of Agency RMBS and our potential target assets; changes in prepayment rates on Agency RMBS and non-Agency RMBS; effects of hedging instruments on Agency RMBS and our potential target assets; rates of default or decreased recovery rates on Agency RMBS and our potential target assets; the degree to which hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Overview of Western Asset Mortgage Capital Corporation WMC is a public mortgage REIT formed to capitalize on the attractive market opportunities in the Agency RMBS sector One of the largest U.S. fixed income asset managers with AUM of $459 billion(1) Structured Product AUM of $58 billion including Agency RMBS of $39 billion(1) Global reach with offices in Pasadena, New York, London, Tokyo, Sao Paulo, Melbourne, Dubai, Singapore and Hong Kong Senior investment team members have worked together for over 15 years Extensive mortgage investing track record Manager Mortgage REIT launched in May 2012 to capture attractive current and long-term investment opportunities in the Agency residential mortgage market $4.4 billion investment portfolio as of March 31, 2013 (NYSE: WMC) 1 As of 3/31/2013 2

Management Team of Western Asset Mortgage Capital Corporation

Gavin L. James
President, Chief Executive Officer

32 Years Investment Experience

- Western Asset Management Company (1998-Present)
  - Director of Portfolio Operations
  - Member of Global Strategy Committee
- J.P. Morgan Investment Management (1990-1998)
  - Senior Portfolio Manager
- Mellon Bank (1987-1990)
  - Head of Fixed Income Sales & Trading
- Drexel Burnham Lambert (1981-1987)
  - Cross Markets Trader
- Kingston College, London, B.A.

Stephen P. Fulton
Chief Investment Officer

30 Years Investment Experience

- Western Asset Management Company (2000-Present)
  - Head of Agency RMBS
  - Member of U.S. Broad Markets Committee
- Greenwich Capital Markets (1996-1999)
  - Senior Vice President, Fixed Income Sales
  - Member of Fixed Income Executive Committee
- Lehman Brothers (1994-1996)
  - Senior Vice President, Fixed Income Sales
- J.P. Morgan Securities (1992-1994)
  - Director, Fixed Income Sales
  - Member of the Fixed Income Management Committee
- Goldman Sachs (1985-1992)
  - Vice President, Fixed Income Sales
- Gibraltar Savings (1983-1985)
  - Head of Mortgage Portfolio Management and Asset / Liability Management
- Amos Tuck School, Dartmouth College, M.B.A.
- University of California, Los Angeles, B.A.

Steven M. Sherwyn
Chief Financial Officer and Treasurer

26 Years Investment Experience

- Western Asset Mortgage Capital Corporation (2012-Present)
  - Chief Financial Officer and Treasurer
- Care Investment Trust, Inc. (2010-2012)
  - Chief Financial Officer and Treasurer
- Western Asset Management Corp. (2009)
  - Consultant
- Galiot Capital Corporation (2008-2009)
  - Chief Financial Officer
- Quadra Realty Trust (2007-2008)
  - Chief Financial Officer and Treasurer
- Hypo Real Estate (2004-2008)
  - Managing Director
- New York University Law School, L.L.M. in Taxation
- Stanford University Law School, J.D.
- Wharton School, University of Pennsylvania, B.S.

Travis M. Carr
Chief Operating Officer

20 Years Investment Experience

- Western Asset Management Company (2000-Present)
  - Product Specialist
  - Head of mortgage-related business efforts
- Pacific Investment Management Company (1997-2000)
  - Senior Associate
- Royal Thrift & Loan Company (1994-1997)
  - Secondary Market Analyst
- Home State Financial Corp.(1993-1994)
  - Mortgage Broker
- CFA Charter holder
- University of California, Los Angeles, B.A.

3

Western Asset
Mortgage Capital Corp.

Western Asset’s REIT Team – Deep & Proven Additional Structured Product Resources 10 members* 24 years 4 5 members* 12 years 14 members* 12 years 11 members* 24 years 4 members* 14 years 35+ Years of MBS Experience and Innovation 1974 First investment in Agency RMBS 1991 Began investing in CMBS 1991 Invested in Resolution Trust Corporation (RTC) programs 2004 Created Super Senior Option ARM 1970 1985 1990 1995 2000 2005 2010 1987 Began investing in Non-Agency RMBS 1990 Began investing in ABS Stephen P. Fulton (30 yrs) Chief Investment Officer Investment Oversight Committee Liquidity Structured Products Agency MBS Derivatives 2009 Initial closing of PPIP Includes senior members of the investment manager team * represents team members / years of average experience 2012 WMC Launched Deep Global Infrastructure 889 staff across all functions 126 investment professionals Future opportunities

Key Highlights Since IPO through March 31, 2013 Raised over $200 million in IPO and concurrent private placements Raised over $300 million of new equity in a follow-on offering Generated core earnings of $59.3 million, or $3.25 per share Generated GAAP net income of $28.8 million Generated an annualized economic return on book value of approximately 15.5%, comprised of: $3.30 per share in dividends $0.58 per share decrease in book value $4.4 billion investment portfolio as of March 31, 2013 $4.1 billion in total borrowings as of March 31, 2013 5 Core earnings is a non-GAAP measure defined as net income excluding: (i) net realized gain (loss) on investments and derivative contracts; (ii) net unrealized gain (loss) on investments; (iii) loss resulting from mark-to-market adjustments on derivative contracts; (iv) other loss on RMBS; (v) non-cash stock-based compensation expense; and (vi) one-time events pursuant to changes in GAAP and certain other non-cash charges. Economic return is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. Economic return calculated from May 15, 2012 through March 31, 2013 and annualized. (1) (2)

First Quarter Highlights Generated core earnings of $22.6 million, or $0.93 per share Incurred a GAAP net loss of $28.5 million, or $1.18 per share Regular dividend of $0.95 per share, an increase of 6% from the Q4 dividend Mortgage spreads widened and pay-ups declined Incurred a negative economic return on book value of 6.0% Net interest spread of 2.17%, including IO securities and fully hedged cost of financing $19.42 net book value per share as of March 31, 2013 CPR of 3.4% for the quarter; 3.4% in April 2013 6 Core earnings is a non-GAAP measure defined as net income excluding: (i) net realized gain (loss) on investments and derivative contracts; (ii) net unrealized gain (loss) on investments; (iii) loss resulting from mark-to-market adjustments on derivative contracts; (iv) other loss on RMBS; (v) non-cash stock-based compensation expense; and (vi) one-time events pursuant to changes in GAAP and certain other non-cash charges. Non-GAAP measures, which include Agency RMBS, non-Agency RMBS (including linked transactions), and interest income on Agency IOs classified as derivatives, and cost of hedging. Adjusted for the $0.95 dividend declared on April 1, 2013 First quarter and April 2013 weighted average Constant Prepayment Rate for the company’s Agency RMBS portfolio on an annualized basis. (1) (4) (2) (3)

2013 YTD: Difficult Period for Mortgage Assets 7 Mortgage Spreads have widened from 12-month tights. while Spec Pool Pay-ups have declined from 12-month highs Source: Bloomberg, as of May 27, 2013 Source: Bloomberg, as of May 27, 2013

Leading Economic Return Amongst Peers May 10, 2012 to March 31, 2013 (not annualized) 8 Since its IPO and through the first quarter of 2013, WMC generated an economic return on book value in excess of the peer group average by 350 basis points. Book value change and dividend return are adjusted for WMC’s first quarter dividend of $0.95 that was declared on April 2, 2013. Dividend return includes all dividends declared during the period from May 15, 2012, the date of WMC’s commencement of initial operations, through March 31, 2013. Peer group dividend return includes all dividends declared during the period and adjusting for 50% of the dividends declared during the period ending June 30, 2012. Economic return is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. Calculations for the period are not annualized. Peer Group consists of AGNC, NLY, ANH, ARR, CMO, CYS & HTS (1) (2) (3)

Leading Stock Performance Amongst Peers May 10, 2012 to May 31, 2013 (not annualized) 9 Since its IPO and through May 31, 2013, WMC has delivered a total market return in excess of the Peer Group average by just over 1,600 basis points. Dividend return includes all dividends declared during the period from May 15, 2012, the date of WMC’s commencement of initial operations, through March 31, 2013. Peer group dividend return includes all dividends declared during the period and adjusting for 50% of the dividends declared during the period ending June 30, 2012. Peer Group consists of AGNC, NLY, ANH, ARR, CMO, CYS & HTS (1)

Market Update QE3 continues to influence the Agency RMBS market Continued market concern about Fed tapering RMBS purchases Fed has indicated that it will remain accommodative until the unemployment rate approaches 6.5% and/or inflation exceeds 2.5% Global interest rates remain low as Europe struggles and Japan implements its own QE program Industry-wide refinancing will remain active HARP program likely to expand 2013 YTD spread widening in the Agency market More favorable outlook for the U.S. economy Higher ten-year Treasury rates Market focus shifting to extension risk 10

11 Portfolio Composition as of March 31, 2013 Lower loan balance pools generally consist of loans below $150,000. Newly issued pools consist of loans that have been newly originated. ($ in millions) Agency RMBS Coupon Principal Balance Amortized Cost Estimated Fa ir Value 30 - year fixed rate 3.0% $ 38.6 $ 40.4 $ 39.8 3.5% 2, 029.3 2, 189.4 2, 159.3 4.0% 648.8 719.2 711.4 5.5% 104.1 116.7 1 16.3 6.0% 1 1.2 1 2.6 1 2.4 20 - year fixed rate 3.0% 787.7 82 7.2 823.7 3.5% 3 6.4 3 8.4 38.8 4.0% 40. 3 4 4.8 4 4.0 Total Agency RMBS $ 3,696. 4 $ 3,98 8.7 $ 3 , 945.7 Non - Agency RMBS (inc. Linked Transactions) 1. 3% $ 378.8 $ 2 12.5 $ 2 16.1 Agency IO s and IIO s 4. 3 % N/A 200.5 199.4 Agency IO s and IIO s accounted for as derivatives 5.0 % N/A N/A 80.8 Total Agency IOs and IIOs $ 200.5 $ 280.2 Total Portfolio $ 4, 4 0 1.7 $ 4, 442.0

Non-GAAP measures which include Agency RMBS, non-Agency RMBS (including linked transactions), and interest income on Agency IOs classified as derivatives, and for the quarter ended March 31, 2013. Includes net interest component related to interest rate swaps and reflects interest expense adjusted to include realized loss (the interest expense component) for all interest rate swaps. Leverage Ratio: 8.7 Net Duration: 0.8 years – negative partial duration at long end of curve Weighted Average Loan Age (“WALA”) of 9.4 months Percentage of Funding Swapped: 85% Percentage of swaps that are forward starting: 29% Portfolio Gross Yield : 3.04% Hedge Adjusted Cost of Financing : 0.87% Net Interest Spread : 2.17% CPR of 3.4% for Q1 versus Agency REIT Peer Group average of 18.0% Duration Contribution by Maturity Date Key Portfolio Metrics as of March 31, 2013 (2) (1) (1) 12 (2) As of March 31, 2013 Total 6-Months 2-Year 5-Year 10-Year 20-Year 30-Year Agency RMBS 5.28 0.13 0.72 1.53 1.90 0.93 0.04 Non-Agency RMBS 0.45 -0.01 0.00 0.08 0.21 0.16 0.02 Swaps/Swaptions -4.51 -0.02 -0.22 -0.84 -1.95 -1.42 -0.05 Total (ex non-Agency RMBS) 0.77 0.10 0.50 0.69 -0.06 -0.49 -0.01

Financing Summary Repurchase Agreements ($ in millions – as of March 31, 2013) Original Maturity Repo Outstanding % Repo Outstanding $ Interest Rate Remaining Days to Maturity < 30 Days 36% $1,469 0.43% 15 >30 Days to < 60 Days 35% $1,424 0.47% 16 >60 Days to < 90 days 11% $447 0.52% 35 > 90 Days 18% $759 0.53% 61 Total/Wtd Avg 100% $4,099 0.47% 24 13 Master repurchase agreements with 17 counterparties Internal credit review Capacity well in excess of our needs

Hedging Summary Interest Rate Swaps ($ in millions – as of March. 31, 2013) Maturity Notional Amount Pay Rate Initial Receive Rate Years to Maturity < 3 Years $572.3 0.45% 0.21% 2.0 > 3 to < 5 Years $394.5 0.77% 0.34% 4.6 > 5 to < 10 Years $1,107.8 1.71% 0.25% 8.6 > 10 Years $499.2 2.48% 0.11% 15.5 Total / Wtd Avg $2,573.8 1.43% 0.23% 7.9 14 Interest Rate Swaps (1) $2.6 billion notional pay fixed swap book as of March 31, 2013 Includes $0.7 billion of forward starting swaps, starting in 7.5 months Other Instruments with Hedging Attributes (1) $910 million notional amount of interest rate swaptions $280 million of IO’s and inverse IO’s $216 million of non-Agency RMBS Interest Rate Swaptions ($ in millions – as of March 31, 2013) Expiration Notional Amount StrikeRate Swap Term (Years) < 1 Year $465.0 1.94% 10.0 < 1 Year $445.0 3.13% 20.0 Total / Wtd Avg $910.0 2.52% 14.9 (1) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies.

Portfolio Dynamics Increased exposure to certain 20 year pools due to relative value consideration Added select Non-Agency securities that are correlated to housing recovery and home price appreciation Targeted pools with characteristics that lead to lower than expected CPRs Lower loan balance loans High loan-to-value MHA/HARP origination loans Newly issued (low WALA) loans High SATO (Spread at Origination) loans 15

2013 Outlook YTD Agency spreads have widened Current net spreads in the 2.10% - 2.30% range Primary risks are elevated pre-payments and higher long term interest rates We seek to hedge against these risks, at least in part, by: Focusing on securities with low prepayment characteristics Selectively increasing our exposure to non-Agency securities Owning swaps that create negative duration at the long end of the portfolio Security selection and active management will be important drivers of performance Our goal is to generate an optimal risk-adjusted net economic return over an entire interest rate cycle Strong core earnings and an attractive dividend Maintain or increase book value per share 16

Investment Highlights Western Asset is one of the largest fixed income managers with extensive experience in managing RMBS since 1974 Differentiated investment approach to managing prepayment and interest rate risk We believe current net interest spreads and CPR position us well to meet our objective of superior risk-adjusted returns Industry leading finance and administrative infrastructure Key strategic relationships provides superior market access 17

Contact Information 18 Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 478-2700 x29 lclark@finprofiles.com